                                                                    EXHIBIT 10.1

                      SECOND AMENDMENT TO CREDIT AGREEMENT

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of October 30, 2006 (this "Amendment"), is among Perrigo Company (the "U.S. Borrower"), the Foreign Subsidiary Borrowers party hereto, the Lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"), Bank Leumi USA, as Syndication Agent, and Bank of America, N.A., LaSalle Bank Midwest National Association, formerly known as Standard Federal Bank, N.A. and National City Bank of the Midwest, as Documentation Agents.

                                     RECITAL

         The Borrowers, the Lenders, the Administrative Agent, the Syndication Agent and the Documentation Agents are parties to a Credit Agreement dated as of March 16, 2005, as amended by a First Amendment to Credit Agreement dated as of September 30, 2005 (the "Credit Agreement"). The Borrowers desire to amend the Credit Agreement as set forth herein and the Lenders are willing to do so in accordance with the terms hereof.

                                      TERMS

         In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS.

         The Credit Agreement is amended as follows:

         1.1 The definitions of Applicable Rate and Maturity Date in Section
1.01 are restated as follows:

                  "Applicable Rate" means, for any day, with respect to any Eurocurrency Loan or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Applicable Margin" or "Facility Fee Rate", as the case may be, based upon the Leverage Ratio as of the most recent determination date:

--------------------------------------------------------------------------------------------------------------------
                                                                Applicable Margin -- LIBO
                                                                   Revolving Loans and      Applicable Margin --
     Level         Leverage Ratio          Facility Fee Rate        Letters of Credit          LIBO Term Loans
--------------------------------------------------------------------------------------------------------------------
       1       greater than 2.50:1.0            22.5 bps                90.0 bps                  112.5 bps
--------------------------------------------------------------------------------------------------------------------
       2          less than 2.50:1.0            17.5 bps                70.0 bps                  87.5 bps
--------------------------------------------------------------------------------------------------------------------
       3          less than 2.00:1.0            15.0 bps                55.0 bps                  70.0 bps
--------------------------------------------------------------------------------------------------------------------
       4          less than 1.50:1.0            11.0 bps                44.0 bps                  55.0 bps
--------------------------------------------------------------------------------------------------------------------
       5          less than 1.00:1.0            10.0 bps                40.0 bps                  50.0 bps
--------------------------------------------------------------------------------------------------------------------
       6          less than 0.50:1.0            9.0 bps                 36.0 bps                  45.0 bps
--------------------------------------------------------------------------------------------------------------------

The Applicable Rate shall be determined in accordance with the foregoing table based on the Leverage Ratio as determined in the then most recent quarterly financial statements for the first three Fiscal

Quarters of each Fiscal Year and the audited year end financial statements for the last Fiscal Quarter (in each case calculated on a trailing four quarter basis) of the U.S. Borrower. Adjustments, if any, to the Applicable Rate shall be effective five business days after the Administrative Agent is scheduled to receive the applicable financials under Section 5.01(a) or (b) and certificate under Section 5.01(c). If the U.S. Borrower fails to deliver the financials to the Administrative Agent at the time required hereunder, then the Applicable Rate shall be set at Level 1 until five days after such financials are so delivered. Notwithstanding anything herein to the contrary, the Applicable Rate shall be set at Level 4 as of October 30, 2006 and shall be adjusted for the first time based on the financials for the first Fiscal Quarter ending thereafter.

             "Maturity Date" means October 30, 2011.


         1.2 The reference in Section 2.08(d)(iii) and in Exhibit D to "$325,000,000" shall be deleted and "$450,000,000" shall be substituted in place thereof.


                                   ARTICLE 2.
                                REPRESENTATIONS.

         Each Borrower represents and warrants to the Lenders and Administrative Agent that:

         2.1 The execution, delivery and performance of this Amendment are within its powers and have been duly authorized by it. This Amendment is the legal, valid and binding obligation of it, enforceable against it in accordance with the terms thereof.

         2.2 After giving effect to the amendments and waiver herein contained, the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof, and no Default or Event of Default exists or has occurred and is continuing on the date hereof.


                                   ARTICLE 3.
                              CONDITIONS PRECEDENT.

         This Amendment shall be effective as of the date hereof when each of the following conditions is satisfied:

         3.1 This Amendment shall be executed by the Borrowers, the Required Lenders, the Administrative Agent and the Syndication Agent and the Consent and Agreement attached hereto is signed by the Guarantors.

         3.2 The U.S. Borrower shall pay to the Administrative Agent, for the pro rata benefit of each Lender based on such Lender's Revolving Commitment plus the outstanding principal balance of its Term Loan, an amendment fee in an amount equal to five (5) basis points on the sum of the Aggregate Revolving Commitments plus the aggregate outstanding principal balance of the Term Loans as of the date hereof.



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
                                   ARTICLE 4.
                                 MISCELLANEOUS.

         4.1 References in the Credit Agreement or in any other Loan Document to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time.

         4.2 Except as expressly amended hereby, each Borrower agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing. The terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         4.3 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument, and telecopied signatures shall be enforceable as originals.

                       [Signatures on the following pages]



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

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.


                                      PERRIGO COMPANY


                                      By    /s/  James R. Ondersma
                                         ------------------------------
                                         Name:  James R. Ondersma
                                         Title:  Treasurer


                                      AGIS INDUSTRIES (1983) LTD.


                                      By    /s/  Judy L. Brown
                                         ------------------------------
                                         Name:  Judy L. Brown
                                         Title:  Director


                                      CHEMAGIS (GERMANY) GmbH


                                      By    /s/  Holger Faasch
                                         ------------------------------
                                         Name:  Dr. Holger Faasch
                                         Title:  Managing Director






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

                                  JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent


                                  By     /s/  Thomas A. Gamm
                                      -------------------------------
                                      Name:  Thomas A. Gamm
                                      Title:  Senior Vice President



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

                                  BANK LEUMI USA, as a Lender and as Syndication Agent


                                  By     /s/  Avram Keusch
                                      -------------------------------
                                      Name:  Dr. Avram Keusch
                                      Title:  Vice President


                                  By     /s/  Michaela Klein
                                      -------------------------------
                                      Name:  Michaela Klein, 212
                                      Title:  Senior Vice President





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


                                  BANK OF AMERICA, N.A., as a Lender and as
                                  Documentation Agent


                                  By     /s/  Zubin R. Shroff
                                      ----------------------------------------
                                      Name:  Zubin R. Shroff
                                      Title:  Vice President




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

                              LASALLE BANK MIDWEST NATIONAL
                              ASSOCIATION, formerly known as Standard Federal Bank N.A., as a Lender and as Documentation Agent


                              By     /s/  Rachel Glupker
                                  -------------------------------
                                  Name:  Rachel Glupker
                                  Title:  Assistant Vice President





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


                                   NATIONAL CITY BANK OF THE MIDWEST, as a
                                   Lender and as Documentation Agent


                                   By     /s/  Jason T. Byrd
                                       ------------------------------------
                                       Name:  Jason T. Byrd
                                       Title:  Vice President




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

                                          FIFTH THIRD BANK


                                          By     /s/  Randal Wolffis
                                              -------------------------------
                                              Name:  Randal Wolffis
                                              Title:  Vice President




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


                                             HARRIS TRUST AND SAVINGS BANK


                                             By     /s/  Daniel McAneney
                                                 ----------------------------
                                                 Name:  Daniel McAneney
                                                 Title:  Authorized Signatory

                                             By     /s/  Gwen Evans
                                                 ----------------------------
                                                 Name:  Gwen Evans
                                                 Title:  Authorized Signatory





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


                                           COMERICA BANK


                                           By     /s/  Catherine M. Young
                                               -----------------------------
                                               Name:  Catherine M. Young
                                               Title:  Vice President




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


                                             THE NORTHERN TRUST COMPANY


                                             By     /s/  Rebecca H. Pasquesi
                                                 -----------------------------
                                                 Name:  Rebecca H. Pasquesi
                                                 Title:  Vice President





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

                              CONSENT AND AGREEMENT

         As of the date and year first above written, each of the undersigned hereby: (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated thereby; (b) agrees that the Guaranty to which it is a party and each other Loan Document to which it is a party are hereby ratified and confirmed and shall remain in full force and effect, acknowledges and agrees that it has no setoff, counterclaim, defense or other claim or dispute with respect the Guaranty to which it is a party and each other Loan Document to which it is a party; and (c) represents and warrants to the Administrative Agent and the Lenders that the execution, delivery and performance of this Consent and Agreement are within its powers, have been duly authorized and are not in contravention of any statute, law or regulation or of any terms of its organizational documents or of any material agreement or undertaking to which it is a party or by which it is bound, and this Consent and Agreement is the legal, valid and binding obligations of it, enforceable against it in accordance with the terms hereof and thereof. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

                                  L. PERRIGO COMPANY


                                  By    /s/  James R. Ondersma
                                     ---------------------------------
                                     Name:  James R. Ondersma
                                     Title:  Treasurer

                                  PERRIGO COMPANY OF SOUTH CAROLINA, INC.


                                  By    /s/  James R. Ondersma
                                     ---------------------------------
                                     Name:  James R. Ondersma
                                     Title: Treasurer

                                  PERRIGO PHARMACEUTICALS COMPANY


                                  By    /s/  James R. Ondersma
                                     ---------------------------------
                                     Name: James R. Ondersma
                                     Title:  Treasurer

                                  PERRIGO INTERNATIONAL, INC.


                                  By    /s/  James R. Ondersma
                                     ---------------------------------
                                     Name:  James R. Ondersma
                                     Title: Treasurer

                                  PERRIGO INTERNATIONAL HOLDINGS, INC.


                                  By    /s/  James R. Ondersma
                                     ---------------------------------
                                     Name: James R. Ondersma
                                     Title:  Treasurer




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